Exhibit 10.1

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 3, 2007, is by and among CHATTEM, INC., a Tennessee corporation (the "Borrower"), each of the Borrower's Domestic Subsidiaries (individually a "Guarantor" and collectively with the Borrower, the "Credit Parties"), the Persons identified as lenders on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the "Agent").

                               W I T N E S S E T H

     WHEREAS, the Credit Parties, the Lenders, and the Agent are parties to that certain Credit Agreement dated as of February 26, 2004 (as amended from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement; and

     WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

     Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                     PART II
                         AMENDMENTS TO CREDIT AGREEMENT

     SUBPART 2.1 The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

               (a) "Additional Indebtedness" means the unsecured Indebtedness of the Borrower (a) the principal of which by its terms is not required to be repaid, in whole or in part, before six months after the Term Loan Maturity Date, and (b) which is issued pursuant to credit documents having covenants and events of default that are no more restrictive than the covenants and events of default contained in the Credit Documents.

               (b) "Sixth Amendment Effective Date" means April 3, 2007.

     SUBPART 2.2 The pricing grid in the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is hereby amended to read as follows:


============= ==================== ===================== ================ ==================

                                        Applicable
                                      Percentage For       Applicable
                                     Eurodollar Loans    Percentage For      Applicable
  Pricing          Leverage           and Letter of         Base Rate      Percentage for
   Level             Ratio              Credit Fee            Loans          Unused Fees
------------- -------------------- --------------------- ---------------- ------------------

     I           <1.50 to 1.0             0.875%             0.000%            0.200%
                 -
------------- -------------------- --------------------- ---------------- ------------------
     II       >1.50 to 1.0 but <          1.000%             0.000%            0.250%
                               -
                  2.50 to 1.0
------------- -------------------- --------------------- ---------------- ------------------
    III          > 2.50 to 1.0            1.250%             0.000%            0.300%
               but < 3.50 to 1.0
                   -
------------- -------------------- --------------------- ---------------- ------------------
     IV          > 3.50 to 1.0            1.500%             0.000%            0.350%
============= ==================== ===================== ================ ==================


     SUBPART 2.3 The following three sentences are hereby added at the end of the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement to read as follows:

               For the avoidance of doubt, the Applicable Percentage in effect from the Fifth Amendment Effective Date until the Sixth Amendment Effective Date was determined in accordance with Pricing Level V in the definition of "Applicable Percentage" in effect prior to the Sixth Amendment Effective Date. The Applicable Percentage in effect from the Sixth Amendment Effective Date through the first Business Day immediately following the date the officer's certificate is delivered pursuant to Section 7.1(c)(i) for the fiscal quarter ending May 31, 2007 shall be determined based upon Pricing Level IV. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Percentage for any period shall be subject to the provisions of
               Section 3.6(c).

     SUBPART 2.4 The following new clause (v) is hereby added to the definition of "Change of Control" in Section 1.1 of the Credit Agreement to read as follows:

          (v) the occurrence of a "Change of Control" (or any comparable term) under, and as defined in, the documentation governing any Additional Indebtedness.

     SUBPART 2.5 The definition of "Equity Issuance" in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

               "Equity Issuance" means any issuance by the Borrower to any Person of shares of its Capital Stock, other than (a) any issuance of any shares of its Capital Stock pursuant to the exercise of options or warrants, (b) any shares of its Capital Stock pursuant to the conversion of any debt securities (including the Convertible Notes and any Additional Indebtedness) to equity and (c) any issuance by the Borrower of shares of its Capital Stock to employees and directors pursuant to employees or directors stock plans.

     SUBPART 2.6 The definition of "Pro Forma Basis" in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

               "Pro Forma Basis" means, in connection with any Permitted Acquisition, any Asset Disposition (including any contemporaneous pro forma application of the net proceeds therefrom), any Restricted
          Payment permitted by Section 8.7, any repayment of the principal amount of the Convertible Notes or any Additional Indebtedness permitted by Section 8.10, any prepayment of Subordinated Debt pursuant to Section 8.11 or any incurrence of Additional Indebtedness, that such transaction shall be deemed to have occurred on the first day of the twelve month period ending on the last day of the Borrower's most recently completed fiscal quarter for which the Borrower has delivered the officer's certificate pursuant to Section 7.1(c).

     SUBPART 2.7 The following new subsection (c) is hereby added to Section 3.6 of the Credit Agreement to read as follows:

               (c) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Agent for the account of the applicable Lenders, promptly on demand by the Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Agent, any Lender or the Issuing Lender, as the case may be, under Section 2.2(c)(iii), 3.4(b) or 3.1 or under Section 9. The Borrower's obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Credit Party Obligations hereunder.

     SUBPART 2.8 Section 8.1(i) of the Credit Agreement is hereby amended to read as follows:

               (i)(a) Indebtedness of the Borrower under the Convertible Notes in an aggregate principal amount not to exceed $125,000,000, (b) Additional Indebtedness of the Borrower incurred prior to the delivery of the financial statements required by Section 7.1(b) for the fiscal period ending May 31, 2007 in an aggregate principal amount not to exceed $100,000,000; provided, that no Default or Event of Default exists immediately before or after giving effect to the incurrence of any such Additional Indebtedness and (c) Additional Indebtedness of the Borrower incurred after the delivery of the financial statements required by Section 7.1(b) for the fiscal period ending May 31, 2007; provided, that (I) no Default or Event of Default exists immediately before or after giving effect to the incurrence of any such Additional Indebtedness and (II) the Borrower shall have provided the Agent a Pro Forma Compliance Certificate demonstrating that after giving effect to the incurrence of any such Additional Indebtedness pursuant to this clause (c) on a Pro Forma Basis, the Credit Parties and their Subsidiaries are in compliance with all the financial covenants set forth in Section 7.12; and

     SUBPART 2.9 Subclause (c) of Section 8.10 of the Credit Agreement is hereby amended to read as follows:

               (c) make any repayment in cash for the Convertible Notes or any Additional Indebtedness (or otherwise make any payment on the principal of any Convertible Notes or any Additional Indebtedness) unless (i) prior to any such repayment, the Borrower has Sufficient Liquidity (as defined below), (ii) prior to any such repayment, the Borrower shall deliver to the Agent a Pro Forma Compliance Certificate demonstrating that after giving effect to any such payment on a Pro Forma Basis, the Credit Parties and their Subsidiaries would have been in compliance with all the financial covenants set forth in Section
          7.12 and (ii) before and after giving effect to any such repayment, no Default or Event of Default shall have occurred and be continuing.

     SUBPART 2.10 The last paragraph of Section 8.10 of the Credit Agreement is hereby amended to read as follows:

               For purposes hereof, "Sufficient Liquidity" means cash and Cash Equivalents (including, without limitation, availability under the Revolving Committed Amount) in an aggregate amount equal to 125% of the sum of the principal amount of the Convertible Notes or Additional Indebtedness contemplated to be paid by the Borrower in cash.

     SUBPART 2.11 Subsection (n) of Section 9.1 of the Credit Agreement is hereby amended to read as follows:

          (n) Convertible Notes. There shall occur an "Event of Default" (or any comparable term) under, and as defined in, (i) the Convertible Indenture and/or (ii) any documentation governing any Additional Indebtedness.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     This Amendment shall be and become effective upon satisfaction of the following conditions precedent:

               (a) Receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, each Lender with a Revolving Commitment and the Agent; and

               (b) Receipt by the Agent for the account of each Lender who consents to this Amendment an amendment fee of 5 basis points on the aggregate amount of each such Lender's (i) Revolving Commitment and
          (ii) portion of the Term Loan outstanding.


                                     PART IV
                                  MISCELLANEOUS

     SUBPART 4.1 Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and the Lenders that (a) no Default or Event of Default exists on and as of the date hereof, (b) each Credit Party has the requisite corporate power and authority to execute, deliver and perform this Amendment and (c) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date). Each Credit Party acknowledges and confirms that the Borrower's obligations to repay the outstanding principal amount of the Loans are unconditional and not subject to any offsets, defenses or counterclaims.

     SUBPART 4.2 Acknowledgment. Each Guarantor hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

     SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

     SUBPART 4.5 References in Other Credit Documents. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:


                                CHATTEM, INC.,
                                a Tennessee corporation

                                By: /s/ Robert E. Bosworth
                                ----------------------------------------------
                                Name: Robert E. Bosworth
                                Title: President and Chief Operating Officer


GUARANTORS:                     SIGNAL INVESTMENT & MANAGEMENT CO.,

                                a Delaware corporation

                                By: /s/ Robert E. Bosworth
                                ----------------------------------------------
                                Name: Robert E. Bosworth
                                Title: President


                                SUNDEX, LLC,
                                a Tennessee limited liability company

                                By: /s/ Robert E. Bosworth
                                ----------------------------------------------
                                Name: Robert E. Bosworth
                                Title: President


                                CHATTEM (CANADA) HOLDINGS, INC.,
                                a Delaware corporation

                                By: /s/ Robert E. Bosworth
                                ----------------------------------------------
                                Name: Robert E. Bosworth
                                Title: President

AGENT:                          BANK OF AMERICA, N.A.,
                                in its capacity as Agent


                                By: /s/ Kristine Thennes
                                ----------------------------------------------
                                Name: Kristine Thennes
                                Title: Vice President


LENDERS:                        BANK OF AMERICA, N.A.,
                                in its capacity as a Lender

                                By: /s/ John M. Hall
                                ----------------------------------------------
                                Name: John M. Hall
                                Title: Senior Vice President


                                SUNTRUST BANK

                                By: /s/ Kap Yarbrough
                                ----------------------------------------------
                                Name: Kap Yarbrough
                                Title: Vice President


                                BRANCH BANKING AND TRUST COMPANY

                                By: /s/ R. Andrew Beam
                                ----------------------------------------------
                                Name: R. Andrew Beam
                                Title: Senior Vice President


                                NATIONAL CITY BANK

                                By: /s/ Kevin L. Anderson
                                ----------------------------------------------
                                Name: Kevin L. Anderson
                                Title: Senior Vice President


                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                By: /s/ Susan T. Gallagher
                                ----------------------------------------------
                                Name: Susan T. Gallagher
                                Title: Vice President

                                280 FUNDING I

                                By: /s/ Matthew Quigley
                                ----------------------------------------------
                                Name: Matthew Quigley
                                Title: Authorized Signatory


                                ACA CLO 2007 - 1, LIMITED

                                By: ACA Management, LLC,
                                as Investment Advisor

                                By: /s/ Vincent Ingato
                                ----------------------------------------------
                                Name: Vincent Ingato
                                Title: Managing Director


                                AIB DEBT MANAGEMENT, LIMITED

                                By: /s/ Joseph Augustini
                                ----------------------------------------------
                                Name: Joseph Augustini
                                Title: Senior Vice President
                                Investment Advisor to AIB Debt Management,
                                Limited


                                By: /s/ Gregory J. Wiske
                                ----------------------------------------------
                                Name: Gregory J. Wiske
                                Title: Senior Vice President,
                                Investment Advisor to AIB Debt Management,
                                Limited


                                AIM FLOATING RATE FUND

                                By: INVESCO Senior Secured Management, Inc.,
                                as Sub-Advisor

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                ALLSTATE LIFE INSURANCE COMPANY

                                By: /s/ Chris Goergen
                                ----------------------------------------------
                                Name: Chris Goergen
                                Title: Authorized Signatory


                                By: /s/ Breeze Ferrell
                                ----------------------------------------------
                                Name: Breeze Ferrell
                                Title: Authorized Signatory

                                ALZETTE EUROPEAN CLO S.A.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                By: West Gate Horizons Advisors LLC,
                                as Collateral Manager

                                By: /s/ Cheryl Wasilewski
                                ----------------------------------------------
                                Name: Cheryl Wasilewski
                                Title: Senior Credit Analyst


                                ARES LEVERAGED FINANCE GENERAL I

                                By: Ares CLO Management XI, L.P.

                                By: Ares CLO GP XI,
                                Its: General Partner

                                By: Ares Management LLC
                                Its: Manager

                                By: /s/ Seth J. Brufsky
                                ----------------------------------------------
                                Name: Seth J. Brufsky
                                Title: Vice President

                                ARES IIIR/IVR CLO LTD.

                                By: Ares CLO Management III/IVR, L.P.
                                Investment Advisor

                                By: Ares CLO GP IIIR/IVR, LLC
                                Its: Managing Member

                                By: /s/ Seth J. Brufsky
                                ----------------------------------------------
                                Name: Seth J. Brufsky
                                Title: Vice President

                                CONFLUENT 2 LIMITED

                                By: Ares Private Account Management I, L.P.,
                                as Sub-Manager

                                By: Ares Private Account Management I GP, LLC, as General Partner

                                By: Ares Management LLC
                                as Manager

                                By: /s/ Seth J. Brufsky
                                ----------------------------------------------
                                Name: Seth J. Brufsky
                                Title: Vice President


                                ATLAS LOAN FUNDING (CENT I) LLC

                                By: RiverSource Investments, LLC,
                                Attorney in Fact

                                By: /s/ Traci D. Garcia
                                ----------------------------------------------
                                Name: Traci D. Garcia
                                Title: Sr. Business Analyst


                                ATLAS LOAN FUNDING (HARTFORD) LLC

                                By: Atlas Capital Funding, Ltd.

                                By: Structured Asset Investors, LLC,
                                Its: Investment Manager

                                By: /s/ Diana M. Himes
                                ----------------------------------------------
                                Name: Diana M. Himes
                                Title: Vice President


                                ATLAS LOAN FUNDING (NAVIGATOR) LLC

                                By: Atlas Capital Funding, Ltd.

                                By: Structured Asset Investors, LLC,
                                Its: Investment Manager

                                By: /s/ Diana M. Himes
                                ----------------------------------------------
                                Name: Diana M. Himes
                                Title: Vice President

                                ATRIUM V


                                By: /s/ Linda R. Karn
                                ----------------------------------------------
                                Name: Linda R. Karn
                                Title: Authorized Signatory


                                AVALON CAPITAL LTD. 3

                                By: INVESCO Senior Secured Management, Inc.,
                                as Asset Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                AVENUE CLO V, LTD.


                                By: /s/ Richard D'addario
                                ----------------------------------------------
                                Name: Richard D'addario
                                Title: Senior Portfolio Manager


                                BALLYROCK CLO 2006-1 LTD

                                By: BALLYROK Investment Advisors LLC,
                                as Collateral Manager

                                By: /s/ Lisa Rymut
                                ----------------------------------------------
                                Name: Lisa Rymut
                                Title: Assistant Treasurer


                                BALLYROCK CLO II LIMITED

                                By: BALLYROK Investment Advisors LLC,
                                as Collateral Manager

                                By: /s/ Lisa Rymut
                                ----------------------------------------------
                                Name: Lisa Rymut
                                Title: Assistant Treasurer

                                BANK OF AMERICA, N.A.


                                By: /s/ Michael S. Roof
                                ----------------------------------------------
                                Name: Michael S. Roof
                                Title: Vice President


                                BEAR STEARNS LOAN TRUST

                                By: Bear Stearns Asset Management, Inc.,
                                as its attorney-in-fact

                                By: /s/ Niell Rosenzweig
                                ----------------------------------------------
                                Name: Niell Rosenzweig
                                Title: Managing Director


                                BELHURST CLO LTD.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                BLACK ROCK SENIOR INCOME SERIES
                                BLACK ROCK SENIOR INCOME SERIES II
                                BLACKROCK SENIOR INCOME SERIES IV
                                LONGHORN CDO III, LTD
                                MAGNETITE V CLO, LIMITED

                                By: /s/ Tony Heyman
                                ----------------------------------------------
                                Name: Tony Heyman
                                Title: Authorized Signatory

                                BLF WAREHOUSE I, LTD.

                                By: Octagon Credit Investors, LLC,
                                as Collateral Manager

                                By: /s/ Andrew D. Gordon
                                ----------------------------------------------
                                Name: Andrew D. Gordon
                                Title: Senior Portfolio Manager


                                CASTLE GARDEN FUNDING


                                By: /s/ Linda R. Karn
                                ----------------------------------------------
                                Name: Linda R. Karn
                                Title: Authorized Signatory


                                CENT CDO 12 LIMITED

                                By: RiverSource Investments, LLC,
                                as Collateral Manager

                                By: /s/ Traci D. Garcia
                                ----------------------------------------------
                                Name: Traci D. Garcia
                                Title: Sr. Business Analyst


                                CENT CDO 14 LIMITED

                                By: RiverSource Investments, LLC,
                                as Collateral Manager

                                By: /s/ Traci D. Garcia
                                ----------------------------------------------
                                Name: Traci D. Garcia
                                Title: Sr. Business Analyst


                                CENTURION CDO III, LIMITED

                                By: RiverSource Investments, LLC,
                                as Collateral Manager

                                By: /s/ Traci D. Garcia
                                ----------------------------------------------
                                Name: Traci D. Garcia
                                Title: Sr. Business Analyst

                                CHAMPLAIN CLO, LTD.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                CHARTER VIEW PORTFOLIO

                                By: INVESCO Senior Secured Management, Inc.,
                                as Investment Advisor

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory

                                CHATHAM LIGHT III CLO, LTD

                                By: Sankaty Advisors, LLC,
                                as Collateral Manager

                                By: /s/ Alan K. Halfenger
                                ----------------------------------------------
                                Name: Alan K. Halfenger
                                Title: Chief Compliance Officer and Assistant


                                CIFC FUNDING 2006-II, LTD.
                                CIFC FUNDING 2007-I, LTD


                                By: /s/ Nga Tran
                                ----------------------------------------------
                                Name: Nga Tran
                                Title: Head of Underwriting

                                CONFLUENT 3 LIMITED

                                By: Morgan Stanley Investment Management, Inc. as Investment Manager

                                By: /s/ Jinny Kim
                                ----------------------------------------------
                                Name: Jinny Kim
                                Title: Executive Director


                                DIVERSIFIED CREDIT PORTFOLIO LTD.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Investment Advisor

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                EATON VANCE CDO VIII, LTD.

                                By: Eaton Vance Management,
                                as Investment Advisor

                                By: /s/ Scott N. Page
                                ----------------------------------------------
                                Name: Scott N. Page
                                Title: Vice President


                                EATON VANCE CDO XI, LTD

                                By: Eaton Vance Management,
                                as Investment Advisor

                                By: /s/ Scott N. Page
                                ----------------------------------------------
                                Name: Scott N. Page
                                Title: Vice President

                                EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                By: Eaton Vance Management,
                                as Investment Advisor

                                By: /s/ Scott N. Page
                                ----------------------------------------------
                                Name: Scott N. Page
                                Title: Vice President


                                EATON VANCE VARIABLE LEVERAGE FUND, LTD.

                                By: Eaton Vance Management,
                                as Investment Advisor

                                By: /s/ Scott N. Page
                                ----------------------------------------------
                                Name: Scott N. Page
                                Title: Vice President

                                EATON VANCE FLOATING-RATE INCOME FUND

                                By: Eaton Vance Management,
                                as Investment Advisor

                                By: /s/ Scott N. Page
                                ----------------------------------------------
                                Name: Scott N. Page
                                Title: Vice President


                                FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
                                FLOATING RATE HIGH INCOME FUND


                                By: /s/ Peter L. Lydecker
                                ----------------------------------------------
                                Name: Peter L. Lydecker
                                Title: Assistant Treasurer

                                FRANKLIN CLO IV, LIMITED


                                By: /s/ David Ardini
                                ----------------------------------------------
                                Name: David Ardini
                                Title: Vice President


                                FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                By: /s/ Madeline Lam
                                ----------------------------------------------
                                Name: Madeline Lam
                                Title: Asst. Vice President


                                FRANKLIN FLOATING RATE MASTER SERIES


                                By: /s/ Madeline Lam
                                ----------------------------------------------
                                Name: Madeline Lam
                                Title: Asst. Vice President


                                GALAXY VI CLO, LTD

                                By: AIG Global Investment Corp.,
                                its Collateral Manager

                                By: /s/ Steven S. Oh
                                ----------------------------------------------
                                Name: Steven S. Oh
                                Title: Managing Director


                                GALAXY IX CLO, LTD

                                By: AIG Global Investment Corp.,
                                its Collateral Manager

                                By: /s/ Steven S. Oh
                                ----------------------------------------------
                                Name: Steven S. Oh
                                Title: Managing Director

                                GALE FORCE 3 CLO, LTD.

                                By: GSO Capital Partners LP,
                                as Collateral Manager

                                By: /s/ Melissa Marano
                                ----------------------------------------------
                                Name: Melissa Marano
                                Title: Authorized Signatory


                                GALLATIN CLO III 2007-1, LTD.

                                By: Bear Stearns Asset Management Inc.,
                                as its Collateral Manager

                                By: /s/ Jonathan Berg
                                ----------------------------------------------
                                Name: Jonathan Berg
                                Title: Associate Director


                                GANNETT PEAK CLO I, LTD.

                                By: McDonnell Investment Management, LLC,
                                as Investment Manager

                                By: /s/ Kathleen A. Zarn
                                ----------------------------------------------
                                Name: Kathleen A. Zarn
                                Title: Vice President


                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By: /s/ Alison P. Trapp
                                ----------------------------------------------
                                Name: Alison P. Trapp
                                Title: Duly Authorized Signatory


                                GENERAL ELECTRIC PENSION TRUST

                                By: GE Asset Management Inc.,
                                as Collateral Manager

                                By: /s/ John Campos
                                ----------------------------------------------
                                Name: John Campos
                                Title: Authorized Signatory


                                GMAM GROUP PENSION TRUST I

                                By: State Street Bank & Trust Company as Trust for GMAM Group Pension Trust I

                                By: /s/ Name Illegible
                                ----------------------------------------------
                                Name: Name Illegible
                                Title: Assistant Vice President


                                GRAND CENTRAL ASSET TRUST, PFV SERIES


                                By: /s/ Jason Muelver
                                ----------------------------------------------
                                Name: Jason Muelver
                                Title: Attorney-in-fact


                                GSC PARTNERS CDO FUND IX, LIMITED

                                By: GSCP (NJ), L.P.,
                                as Collateral Manager

                                By: /s/ Tom Inglesby
                                ----------------------------------------------
                                Name: Tom Inglesby
                                Title: Authorized Signatory


                                GSC PARTNERS CDO FUND VIII, LIMITED

                                By: GSCP (NJ), L.P.,
                                as Collateral Manager

                                By: /s/ Tom Inglesby
                                Name: Tom Inglesby
                                ----------------------------------------------
                                Title: Authorized Signatory


                                GSO DOMESTIC CAPITAL FUNDING

                                By: GSO Capital Partners LP,
                                as Collateral Manager

                                By: /s/ Matthew Quigley
                                ----------------------------------------------
                                Name: Matthew Quigley
                                Title: Authorized Signatory

                                GULF STREAM-NAVIGATOR LOAN FUND 2006 SEGREGATE

                                By: Gulf Stream Asset Management, LLC,
                                as Collateral Manager

                                By: /s/ Mark D. Abraham
                                ----------------------------------------------
                                Name: Mark D. Abraham
                                Title: Trader


                                GULF STREAM-RASHINBAN CLO 2006-1LTD

                                By: Gulf Stream Asset Management, LLC,
                                as Collateral Manager

                                By: /s/ Mark D. Abraham
                                ----------------------------------------------
                                Name: Mark D. Abraham
                                Title: Trader


                                IKB CAPITAL CORPORATION


                                By: /s/ David Snyder
                                ----------------------------------------------
                                Name: David Snyder
                                Title: President


                                HALCYON LOAN INVESTORS CLO II, LTD.


                                By: /s/ Aaron Goldberg
                                ----------------------------------------------
                                Name: Aaron Goldberg
                                Title: Chief Financial Officer


                                HALCYON STRUCTURED ASSET MANAGEMENT CLO I LTD.

                                By: /s/ Aaron Goldberg
                                ----------------------------------------------
                                Name: Aaron Goldberg
                                Title: Chief Financial Officer

                                HAMLET II, LTD.

                                By: Octagon Credit Investors, LLC,
                                as Portfolio Manager

                                By: /s/ Andrew D. Gordon
                                ----------------------------------------------
                                Name: Andrew D. Gordon
                                Title: Senior Portfolio Manager


                                HARBOUR TOWN FUNDING LLC


                                By: /s/ M. Cristina Higgins
                                ----------------------------------------------
                                Name: M. Cristina Higgins
                                Title: Assistant Vice President


                                THE HARTFORD MUTUAL FUNDS, INC.,
                                on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender

                                By: /s/ Michael A. Pineau
                                ----------------------------------------------
                                Name: Michael A. Pineau
                                Title: Vice President


                                HEWETT'S ISLAND CLO V, LTD.


                                By: CypressTree Investment Management Company, as Portfolio Manager

                                By: /s/ Robert Weeden
                                Name: Robert Weeden
                                Title: Managing Director


                                HORSESHOE BEND SPIRET LOAN TRUST


                                By: /s/ Rachel L. Simpson
                                ----------------------------------------------
                                Name: Rachel L. Simpson
                                Title: Sr. Financial Services Officer

                                KATONAH V, LTD.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Investment Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                KINGSLAND III, LTD.

                                By: Kingsland Capital Management, LLC,
                                as Manager

                                By: /s/ Vincent Sino
                                ----------------------------------------------
                                Name: Vincent Sino
                                Title: Manager


                                KINGSLAND IV, LTD.

                                By: Kingsland Capital Management, LLC,
                                as Manager

                                By: /s/ Vincent Sino
                                ----------------------------------------------
                                Name: Vincent Sino
                                Title: Manager


                                KZH SOLEIL-2 LLC


                                By: /s/ Dorian Herrera
                                ----------------------------------------------
                                Name: Dorian Herrera
                                Title: Authorized Agent


                                LA FUNDING LLC


                                By: /s/ M. Cristina Higgins
                                ----------------------------------------------
                                Name: M. Cristina Higgins
                                Title: Assistant Vice President

                                LCM V LTD.

                                By: Lyon Capital Management LLC,
                                as Collateral Manager

                                By: /s/ Sophie A. Venon
                                ----------------------------------------------
                                Name: Sophie A. Venon
                                Title: Portfolio Manager


                                LCM VI LTD.

                                By: Lyon Capital Management LLC,
                                as Attorney-in-Fact

                                By: /s/ Sophie A. Venon
                                ----------------------------------------------
                                Name: Sophie A. Venon
                                Title: Portfolio Manager


                                LCM VII LTD.

                                By: Lyon Capital Management LLC,
                                as Attorney-in-Fact

                                By: /s/ Sophie A. Venon
                                ----------------------------------------------
                                Name: Sophie A. Venon
                                Title: Portfolio Manager


                                LIGHTPOINT CLO III
                                LIGHTPOINT CLO IV
                                MARQUETTE US/EUROPEAN CLO P.L.C.


                                By: /s/ Colin Donlan
                                ----------------------------------------------
                                Name: Colin Donlan
                                Title: Director


                                LIMEROCK CLO I

                                By: INVESCO Senior Secured Management, Inc.,
                                as Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory

                                LOAN FUNDING IX LLC,
                                for itself or as agent for Corporate Loan Fund

                                By: INVESCO Senior Secured Management, Inc.,
                                as Portfolio Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                MADISON PARK FUNDING II, LTD.


                                By: /s/ Linda R. Karn
                                ----------------------------------------------
                                Name: Linda R. Karn
                                Title: Authorized Signatory


                                MORGAN STANLEY PRIME INCOME TRUST


                                By: /s/ Jinny Kim
                                ----------------------------------------------
                                Name: Jinny Kim
                                Title: Executive Director


                                MOSELLE CLO S.A.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                MOUNTAIN VIEW CLO II, LTD.

                                By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

                                By: /s/ George Goudelias
                                ----------------------------------------------
                                Name: George Goudelias
                                Title: PM, Seix Advisor

                                MSIM CRORON, LTD.

                                By: Morgan Stanley Investment Management, Inc. as Collateral Manager

                                By: /s/ Jinny Kim
                                ----------------------------------------------
                                Name: Jinny Kim
                                Title: Executive Director


                                MSIM PECONIC BAY, LTD.

                                By: Morgan Stanley Investment Management, Inc. as Interim Collateral Manager

                                By: /s/ Jinny Kim
                                ----------------------------------------------
                                Name: Jinny Kim
                                Title: Executive Director


                                NAUTIQUE FUNDING II LTD.

                                By: INVESCO Senior Secured Management, Inc,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                NAUTIQUE FUNDING LTD.

                                By: INVESCO Senior Secured Management, Inc,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory

                                NYLM FLATIRON CLO 2006-1 LTD.

                                By: New York Life Investment Management LLC,
                                as Collateral Manager and Attorney-in-Fact

                                By: /s/ F. Berthelet
                                ----------------------------------------------
                                Name: F. Berthelet
                                Title: Director


                                MAINSTAY VP FLOATING RATE PORTFOLIO,
                                a Series of Mainstay VP Series Fund,
                                Inc.

                                By: New York Life Investment Management LLC

                                By: /s/ F. Berthelet
                                ----------------------------------------------
                                Name: F. Berthelet
                                Title: Director


                                MAINSTAY FLOATING RATE FUND, a
                                Series of Eclipse Funds, Inc.

                                By: New York Life Investment Management LLC

                                By: /s/ F. Berthelet
                                ----------------------------------------------
                                Name: F. Berthelet
                                Title: Director


                                OCEAN TRAILS CLO II

                                By: West Gate Horizons Advisors LLC, as Manage

                                By: /s/ Cheryl Wasilewski
                                ----------------------------------------------
                                Name: Cheryl Wasilewski
                                Title: Senior Credit Analyst

                                OCTAGON INVESTMENT PARTNERS XI, LTD.

                                By: Octagon Credit Investors, LLC,
                                as Collateral Manager

                                By: /s/ Andrew D. Gordon
                                ----------------------------------------------
                                Name: Andrew D. Gordon
                                Title: Senior Portfolio Manager


                                OSP FUNDING LLC

                                By: /s/ M. Cristina Higgins
                                ----------------------------------------------
                                Name: M. Cristina Higgins
                                Title: Assistant Vice President


                                PETRUSSE EUROPEAN CLO S.A.

                                By: INVESCO Senior Secured Management, Inc,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                PPM GRAYHAWK CLO, LTD.

                                By: PPM America, Inc.,
                                as Collateral Manager

                                By: /s/ David C. Wagner
                                ----------------------------------------------
                                Name: David C. Wagner
                                Title: Managing Director


                                PPM SHADOW CREEK FUNDING LLC


                                By: /s/ M. Cristina Higgins
                                ----------------------------------------------
                                Name: M. Cristina Higgins
                                Title: Assistant Vice President

                                QUALCOMM GLOBAL TRADING, INC.

                                By: Morgan Stanley Investment Management, Inc. as Investment Manager

                                By: /s/ Jinny Kim
                                ----------------------------------------------
                                Name: Jinny Kim
                                Title: Executive Director


                                RACE POINT IV CLO, LTD

                                By: Sankaty Advisors, LLC,
                                as Collateral Manager

                                By: /s/ Alan K. Halfenger
                                ----------------------------------------------
                                Name: Alan K. Halfenger
                                Title: Chief Compliance Officer and Assistant Secretary

                                REGATTA II FUNDING LTD.

                                By: Citigroup Alternative Investments LLC,
                                Attorney-in-Fact

                                By: /s/ Melanie Hanlon
                                ----------------------------------------------
                                Name: Melanie Hanlon
                                Title: Director


                                RIVERSOURCE BOND SERIES, INC. -
                                RIVERSOURCE FLOATING RATE FUND


                                By: /s/ Yvonne E. Stevens
                                ----------------------------------------------
                                Name: Yvonne E. Stevens
                                Title: Assistant Vice President


                                SANKATY ADVISORS, LLC,
                                as Collateral Manager for Race Point CLO,
                                Limited, as Term Lender

                                By: /s/ Alan K. Halfenger
                                ----------------------------------------------
                                Name: Alan K. Halfenger
                                Title: Chief Compliance Officer and Assistant Secretary

                                REGATTA FUNDING LTD.

                                By: Citigroup Alternative Investments LLC,
                                Attorney-in-Fact

                                By: /s/ Melanie Hanlon
                                ----------------------------------------------
                                Name: Melanie Hanlon
                                Title: Director

                                SAGAMORE CLO LTD.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Collateral Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                SANKATY HIGH YIELD PARTNERS, II, L.P.


                                By: /s/ Alan K. Halfenger
                                ----------------------------------------------
                                Name: Alan K. Halfenger
                                Title: Chief Compliance Officer and Assistant


                                SARATOGA CLO I, LIMITED

                                By: INVESCO Senior Secured Management, Inc.,
                                as the Asset Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory


                                SENIOR DEBT PORTFOLIO

                                By: Boston Management and Research,
                                as Investment Advisor

                                By: /s/ Scott N. Page
                                ----------------------------------------------
                                Name: Scott N. Page
                                Title: Vice President

                                SEQUILS-CENTURION V, LTD.

                                By: RiverSource Investments, LLC,
                                as Collateral Manager

                                By: /s/ Traci Dawn Garcia
                                ----------------------------------------------
                                Name: Traci D. Garcia
                                Title: Sr. Business Analyst


                                STANFIELD DAYTONA CLO, LTD.

                                By: Stanfield Capital Partners, LLC,
                                as its Collateral Manager

                                By: /s/ Christopher E. Jansen
                                ----------------------------------------------
                                Name: Christopher E. Jansen
                                Title: Managing Partner


                                STANFIELD MCLAREN CLO, LTD.

                                By: Stanfield Capital Partners, LLC,
                                as its Collateral Manager

                                By: /s/ Christopher E. Jansen
                                ----------------------------------------------
                                Name: Christopher E. Jansen
                                Title: Managing Partner

                                STANFIELD QUATTRO CLO, LTD.

                                By: Stanfield Capital Partners, LLC,
                                as its Collateral Manager

                                By: /s/ Christopher E. Jansen
                                ----------------------------------------------
                                Name: Christopher E. Jansen
                                Title: Managing Partner

                                SUNLIFE ASSURANCE COMPANY OF CANADA (US)

                                By: GSO Capital Partners LP,
                                as Sub-Advisor

                                By: /s/ Melissa Marano
                                ----------------------------------------------
                                Name: Melissa Marano
                                Title: Authorized Signatory


                                SYMPHONY CLO II

                                By: Symphony Asset Management LLC

                                By: /s/ Lenny Mason
                                ----------------------------------------------
                                Name: Lenny Mason
                                Title: Portfolio Manager


                                SYMPHONY CLO III

                                By: Symphony Asset Management LLC

                                By: /s/ Lenny Mason
                                ----------------------------------------------
                                Name: Lenny Mason
                                Title: Portfolio Manager


                                TAVITIAN FOUNDATION, INC.

                                By: Shenkman Capital Management, Inc.,
                                as Investment Manager

                                By: /s/ Richard H. Weinstein
                                ----------------------------------------------
                                Name: Richard H. Weinstein
                                Title: Executive Vice President


                                UNUM LIFE INSURANCE COMPANY
                                OF AMERICA


                                By: /s/ Ben S. Miller
                                ----------------------------------------------
                                Name: Ben S. Miller
                                Title: Vice President

                                VAN KAMPEN SENIOR INCOME TRUST

                                By: Van Kampen Asset Management

                                By: /s/ Robert P. Drobny
                                ----------------------------------------------
                                Name: Robert P. Drobny
                                Title: Vice President



                                VAN KAMPEN SENIOR LOAN FUND

                                By: Van Kampen Asset Management

                                By: /s/ Robert P. Drobny
                                ----------------------------------------------
                                Name: Robert P. Drobny
                                Title: Vice President


                                VENTURE VII CDO LIMITED

                                By: MIX Asset Management LLC,
                                its investment advisor

                                By: /s/ Hans L. Christensen
                                ----------------------------------------------
                                Name: Hans L. Christensen
                                Title: Chief Investment Officer


                                VENTURE VIII WAREHOUSE


                                By: /s/ Hans L. Christensen
                                ----------------------------------------------
                                Name: Hans L. Christensen
                                Title: Chief Investment Officer


                                WASATCH CLO LTD.

                                By: INVESCO Senior Secured Management, Inc.,
                                as Portfolio Manager

                                By: /s/ Thomas Ewald
                                ----------------------------------------------
                                Name: Thomas Ewald
                                Title: Authorized Signatory

                                WB LOAN FUNDING 8, LLC


                                By: /s/ Diana M. Himes
                                ----------------------------------------------
                                Name: Diane M. Himes
                                Title: Vice President


                                XL RE EUROPE LIMITED

                                By: Stanfield Capital Partners, LLC,
                                as its Collateral Manager

                                By: /s/ Christopher E. Jansen
                                ----------------------------------------------
                                Name: Christopher E. Jansen
                                Title: Managing Partner